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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 14, 2000


                           WIRE ONE TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)



          Delaware                     0-25940                  77-0312442
         ----------                   ---------                 -----------
(State or Other Jurisdiction    (Commission File No.)         (IRS Employer
      of Incorporation)                                     Identification No.)



      225 Long Avenue, Hillside, NJ                                 07205
      -----------------------------                                -------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (973) 282-2000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

         On June 14, 2000, Wire One Technologies, Inc. (the "Company"), issued 2,450 shares of its Series A Convertible Preferred Stock and Warrants to purchase 857,500 shares of its Common Stock in a private placement to institutional and strategic investors. The Company estimates the net proceeds of the offering, after expenses, to be approximately $16,150,000. The Series A Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designations, Preferences and Rights attached hereto as Exhibit
3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.3. Pursuant to a Registration Rights Agreement attached as Exhibit 4.2, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of the Company's Common Stock issuable pursuant to the terms of the Series A Convertible Preferred Stock and the Warrants. The terms of the private placement are more fully set forth in the Preferred Stock and Warrant Purchase Agreement attached hereto as Exhibit 10.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma financial Information.

             Not applicable.

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         (c) Exhibits.


               Exhibit No.                   Description
               -----------                   -----------

                  3.1 Certificate of Designations, Preferences and Rights of Series A Preferred Stock of Wire One Technologies, Inc. filed with the Delaware Secretary of State on June 14, 2000.

                  4.1      Reference is made to Exhibit 3.1.

                  4.2 Registration Rights Agreement dated as of June 14, 2000 among Wire One Technologies, Inc. and the Investors set forth therein.

                  4.3      Form of Warrant.

                  10.1 Preferred Stock and Warrant Purchase Agreement dated as of June 14, 2000 among Wire One Technologies, Inc. and the Buyers set forth therein.

                  99.1     Text of Press Release dated June 16, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WIRE ONE TECHNOLOGIES, INC.



                                 By  /S/ Richard Reiss
                                   ---------------------------------------------
                                     Richard Reiss
                                     President and Chief Executive Officer

Date:  June 27, 2000

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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

3.1 Certificate of Designations, Preferences and Rights of Series A Preferred Stock of Wire One Technologies, Inc. filed with the Delaware Secretary of State on June 14, 2000.

4.1            Reference is made to Exhibit 3.1.

4.2 Registration Rights Agreement dated as of June 14, 2000 among Wire One Technologies, Inc. and the investors set forth therein.

4.3            Form of Warrant.

10.1 Preferred Stock and Warrant Purchase Agreement dated as of June 14, 2000 among Wire One Technologies, Inc. and the Buyers set forth therein.

99.1           Text of Press Release dated June 16, 2000.